                                                                    Exhibit 10.7


  Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.


           17TH ADDENDUM INSTRUMENT TO AGREEMENT N(0)VES-8-IDN-1-1999

                           ENTERED INTO ON 10/18/1999.


AOL BRASIL LTDA, with its headquarters at Avenida Industrial, 600, 2(0) andar, CEP 08090-500, in the city of Sao Paulo, State of Sao Paulo, enrolled in the National Registry of Legal Entities [CNPJ/MF] under n(0) 03.032.579/0001-62, hereby represented in accordance with its Articles of Association, hereinafter called "AOL", and

EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A. - EMBRATEL, with its headquarters at Avenida Presidente Vargas, 1012, CEP 20179-900, in the city of Rio de Janeiro, State of Rio de Janeiro, enrolled in the National Registry of Legal Entities [CNPJ/MF] under n(0) 33.530.486/0001-29, hereby represented in accordance with its Articles of Association, hereinafter called "EMBRATEL", both corporations also jointly called PARTIES and, individually, PARTY;

WHEREAS:

     a. the Parties, on 10/18/1999 entered into the Agreement "Master Agreement for Value Added Services (BRAZIL)", hereinafter called AGREEMENT;

     b. the AGREEMENT has been the object of addendums, Ad. 001/00, Ad. 002/00, Ad. 003/00, Ad. 004/01, Ad. 005/01, Ad. 006/01, Ad. 007/01, Ad. 008/01, Ad.
     009/01, Ad. 010/02, Ad.011/01, Ad. 012/02 and Ad. 013/03, Ad. 014/03, Ad.
     015/03, Ad. 016/03, respectively signed on 05/10/00, 09/29/00, 12/27/00,
     04/25/01, 07/04/01, 07/31/01, 09/21/01, 11/01/01, 12/03/01, 04/03/01,
     05/25/02, 11/01/02, 09/03/03, 09/25/03 and 10/01/03.

     c. the Parties intend to change some of the AGREEMENT's terms and conditions, particularly excluding the supply of certain dedicated Modems,

they decide to sign the present 17th Addendum to the AGREEMENT (hereinafter simply called ADDENDUM), under the following terms and pointing out that the expressions written in capital letters bear the same definition and meaning set forth in the AGREEMENT:

FIRST CLAUSE: AIM

The present ADDENDUM has as its aim the IMMEDIATE deactivation of [**] ([**]) modems ("Dedicated Modems"), as established in the current Exhibit..

SECOND CLAUSE - MISCELLANEOUS

2.1. The Parties ratify all the other provisions of the AGREEMENT, which shall be fully kept in whatever does not conflict with the present ADDENDUM.

2.2. The present ADDENDUM binds the Parties per se, their successors, heirs and assignees at any title.

In witness whereof, the Parties sign the present ADDENDUM in two (02) counterparties of equal form and content in the presence of the two (02) undersigned witnesses.


Rio de Janeiro , November 4, 2003.


EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A.



/S/MICHELE DARIANO MACHEMER                   /S/ DEBORA FERREIRA SELLAN
-------------------------------------------   ----------------------------------
BY:  MICHELE DARIANO MACHEMER                 BY:  DEBORA FERREIRA SELLAN
POSITION:  Manager Sales                      POSITION:  Manager Account


AOL BRASIL LTDA



/S/ MILTON DA ROCHA CAMARGO
-------------------------------------------
BY: MILTON DA ROCHA CAMARGO
POSITION:  PRESIDENT


WITNESSES:



/S/ CARLOS TRINDADE BORGONOVI                  /S/ GISELE BRAZ
--------------------------------------------   ---------------------------------
BY:  CARLOS TRINDADE BORGONOVI                 BY:  GISELE BRAZ

                                     EXHIBIT

                                                  Amount of
                       City                   Deactivated Modems
                       ----                   ------------------

                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  [**]                                [**]
                  TOTAL OF DEACTIVATION               [**]